Exhibit 99.1

FOR IMMEDIATE RELEASE

ShiftPixy, Inc.

Announces Special Distribution of Shares of Industrial Human Capital, Inc.

MIAMI, FL – May 13, 2022 – ShiftPixy, Inc. (NASDAQ: PIXY) (“ShiftPixy” or the “Company”), a Florida-based national staffing enterprise which designs, manages, and sells access to a disruptive, revolutionary platform that facilitates employment in the rapidly growing Gig Economy, today announced that its Board of Directors (the “Board”) approved a special distribution to ShiftPixy shareholders in the form of shares of common stock of Industrial Human Capital, Inc. (NYSE: AXH), the special purpose acquisition company, or “SPAC”, in which ShiftPixy currently owns an approximate 15% ownership stake. All ShiftPixy shareholders of record as of May 17, 2022, will receive their pro rata share of AXH common stock equal in proportion to their percentage holdings of ShiftPixy common stock issued and outstanding, subject to certain conditions described below. The exact number of shares of AXH common stock to be received by ShiftPixy shareholders for each share of ShiftPixy common stock will be determined immediately before the record date based on the number of shares of ShiftPixy common stock outstanding on an as-converted and as-exercised basis. The AXH shares are expected to be distributed to eligible ShiftPixy shareholders as soon as practicable following the completion of AXH’s initial business combination, subject to a registration statement covering the AXH shares being declared effective by the Securities and Exchange Commission (“SEC”). Fractional shares will not be issued, and no distributions will be made in lieu of fractional shares. There is no assurance that AXH will be able to successfully complete its initial business combination, in which case AXH would cease all operations except for the purpose of winding up and the AXH common stock will be worthless.

ShiftPixy acquired the AXH shares subject to the special distribution as part of its financial sponsorship of AXH. Pursuant to the terms of that transaction, ShiftPixy is permitted to divest these shares by whatever means it deems appropriate and in its best interests to ensure that it does not become an “investment company” subject to registration under the Investment Company Act of 1940 (the “1940 Act”). ShiftPixy’s Board believes that the special distribution will enable the Company to avoid registration under the 1940 Act.

Payment of the special distribution will be subject to certain conditions, including: (i) consummation of AXH’s initial business combination; (ii) filing with the SEC of a registration statement covering the AXH common stock subject to the special distribution, which the SEC has declared effective; and (iii) a determination by the Board at the time of payment that the special distribution complies with all relevant provisions of Wyoming law. In addition, all shares subject to the special distribution shall be subject to transfer restrictions pursuant to lock up provisions agreed to by ShiftPixy and A.G.P./Alliance Global Partners (“AGP”), as representative of the underwriters of the AXH initial public offering, and AXH, that provide that such securities are not transferable or salable until one (1) year after the completion of the initial business combination, subject to certain exceptions, as described in the Registration Statement on Form S-1 filed by AXH with the SEC and declared effective on October 19, 2021.

ShiftPixy shareholders do not currently need to take any action to receive the special distribution of AXH common stock. Following the completion of AXH’s initial business combination, ShiftPixy shareholders will continue to hold, along with their new shares of AXH common stock, the same number of shares of ShiftPixy common stock they held immediately prior to the special distribution.

ShiftPixy shareholders are encouraged to consult with their financial and tax advisors regarding the specific implications of receiving the special distribution.

About ShiftPixy

ShiftPixy is a disruptive human capital services enterprise, revolutionizing employment in the Gig Economy by delivering a next-gen platform for workforce management that helps businesses with shift-based employees navigate regulatory mandates, minimize administrative burdens and better connect with a ready-for-hire workforce. With expertise rooted in management’s nearly 26 years of workers’ compensation and compliance programs experience, ShiftPixy adds a needed layer for addressing compliance and continued demands for equitable employment practices in the growing Gig Economy.

ShiftPixy Cautionary Statement

The information provided in this release includes forward-looking statements, the achievement or success of which involves risks, uncertainties, and assumptions. These forward-looking statements are made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Although such forward-looking statements are based upon what our management believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate. If any of the risks or uncertainties, including those set forth below, materialize or if any of the assumptions proves incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make. The risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed special distribution; the risk that any necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that AXH’s initial business combination is not completed by October 22, 2022; risks that the anticipated tax treatment of the proposed distribution is not obtained; risks related to litigation brought in connection with the proposed special distribution; risks associated with the nature of our business model; our ability to execute our vision and growth strategy; our ability to form ongoing, profitable relationships with Industrial Human Capital; our ability to attract and retain clients; our ability to assess and manage risks; changes in the law that affect our business and our ability to respond to such changes and incorporate them into our business model, as necessary; our ability to insure against and otherwise effectively manage risks that affect our business; risks arising from the COVID-19 pandemic or any other events that could cause wide-scale business disruptions; competition; reliance on third-party systems and software; our ability to protect and maintain our intellectual property; and general developments in the economy and financial markets. These and other risks are discussed in our filings with the SEC, including, without limitation, our Annual Report on Form 10-K, filed on December 3, 2021, as amended, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. These documents, including the sections therein entitled “Risk Factors,” identify important factors that could cause actual results to differ materially from those contained in forward-looking statements. All of our forward-looking statements are expressly qualified by all such risk factors and other cautionary statements. Statements made in connection with any guidance may refer to financial statements that have not been reviewed or audited. We undertake no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change, except as required by applicable securities laws. The information in this press release shall not be deemed to be "filed" for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD. Further information on these and other factors that could affect our financial results is included in the filings we make with the SEC from time to time. These documents are available on the "SEC Filings" subsection of the "Investor Information" section of our website at https://ir.shiftpixy.com/financial-information/sec-filings, or directly from the SEC’s website at https://www.sec.gov.

Consistent with the SEC’s April 2013 guidance on using social media outlets like Facebook and Twitter to make corporate disclosures and announce key information in compliance with Regulation FD, we are alerting investors and other members of the general public that we will provide updates on operations and progress required to be disclosed under Regulation FD through the Company’s social media on Facebook, Twitter, LinkedIn and YouTube. Investors, potential investors, shareholders and individuals interested in us are encouraged to keep informed by following us on Facebook, Twitter, LinkedIn and YouTube.

INVESTOR CONTACT:

InvestorRelations@shiftpixy.com

800.475.3655